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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 -- File Nos. 333-72583, 333-87427, 333-33736-01, 333-40652, 333-47068-01, 333-56712, 333-59786, 333-66078,
333-67446, 333-71966, and 333-76880.


ARTHUR ANDERSEN LLP

San Jose, California
March 27, 2002